EXHIBIT 1

                             Joint Filing Agreement

      In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001, of Anthracite Capital, Inc., a Delaware corporation and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

RECP II Anthracite, LLC

By DLJ Real Estate Partners II, L.P.,
   as sole member

By DLJ Real Estate Capital II, L.P.,
   as General Partner

By DJL Real Estate Capital II, Inc.,
   as General Partner

By: /s/ Ivy Dodes
    ----------------------------------
    Name:  Ivy Dodes
    Title: Vice President


DLJ Real Estate Partners II, L.P.,

By DLJ Real Estate Capital II, L.P.,
   as General Partner

By DJL Real Estate Capital II, Inc.,
   as General Partner

By: /s/ Ivy Dodes
    ----------------------------------
   Name:  Ivy Dodes
   Title: Vice President


                             (Page 60 of 133 Pages)

DLJ Real Estate Capital II, L.P.

By  DLJ Real Estate Capital II, Inc.,
    as General Partner

By: /s/ Ivy Dodes
    ----------------------------------
    Name:  Ivy Dodes
    Title: Vice President


DLJ Real Estate Capital II, Inc.

By: /s/ Ivy Dodes
    ----------------------------------
    Name:  Ivy Dodes
    Title: Vice President


DLJ Real Estate Capital Partners, Inc.

By: /s/ Ivy Dodes
    ----------------------------------
    Name:  Ivy Dodes
    Title: Vice President


DLJ Capital Investors, Inc.

By: /s/ Ivy Dodes
    ----------------------------------
    Name:  Ivy Dodes
    Title: Vice President


Donaldson, Lufkin & Jenrette, Inc.

By: /s/ Marjorie White
    ----------------------------------
    Name:  Marjorie White
    Title: Secretary


AXA Financial, Inc.

By: /s/ Alvin H. Fenichel
    ----------------------------------
    Name:  Alvin H. Fenichel
    Title: Senior Vice President and Controller


                             (Page 61 of 133 Pages)

AXA Assurances I.A.R.D. Mutuelle
AXA Assurances Vie Mutuelle
AXA Courtage Assurance Mutuelle
AXA Conseil Vie Assurance Mutuelle
Finaxa
AXA
Claude Bebear, as AXA Voting Trustee
Patrice Garnier, as AXA Voting Trustee
Henri de Clermont-Tonnerre, as AXA Voting Trustee

Signed on behalf of each of the above

By: /s/ Alvin H. Fenichel
    ----------------------------------
    Name:  Alvin H. Fenichel
    Title: Attorney-in-fact


                             (Page 62 of 133 Pages)